                             AMENDMENT NO. 4 TO THE
                                CREDIT AGREEMENT


                          Dated as of December 14, 2000

     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT among ACCURIDE DE MEXICO, S.A. DE C.V., a corporation organized and existing under the laws of the United Mexican States (the "BORROWER"), ACCURIDE CORPORATION, a Delaware corporation ("ACCURIDE") and CITIBANK MEXICO, S.A., GRUPO FINANCIERO CITIBANK (the "LENDER").

     PRELIMINARY STATEMENTS:

     (1) The Borrower and the Lender have entered into a Credit Agreement dated as of July 9, 1998, as amended by the Amendment No. 1 to the Credit Agreement dated as of September 13, 1999, the Amendment No. 2 to the Credit Agreement dated as of December 31, 1999 and the Amendment No. 3 to the Credit Agreement dated as of March 31, 2000 (such Credit Agreement as so amended being the "CREDIT AGREEMENT"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

     (2) The Lender has entered into the Participation Agreement with The Bank of Nova Scotia and Comerica Bank.

     (3) Accuride has entered into the Parent Guaranty and the Pledge Agreement in favor of the Lender, and has entered into the Guarantor Credit Agreement with the financial institutions party thereto as Lenders, Citibank, N.A. as Issuing Bank, Citicorp USA, Inc. as Swing Line Bank, Citicorp USA, Inc., as administrative agent, and Salomon Smith Barney Inc., as arranger.

     (4) The Borrower and Accuride have requested that certain covenants contained in the Credit Agreement be amended in order to allow the Borrower to issue capital stock to its Affiliates.

     (5) The Lender is, on the terms and conditions stated below, willing to grant such request.

     SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

     (a) Section 5.02(f) is amended by adding to the end thereof the following new proviso:

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

     "; PROVIDED that the Borrower may issue shares of its capital stock to any Affiliate of Accuride so long as such shares are duly pledged by such Affiliate under the Pledge Agreement in accordance with a pledge agreement supplement or similar document in form and substance satisfactory to the Lender (and supported by a favorable opinion of counsel of the Borrower, confirming the enforceability and perfection of such pledge, in form and substance satisfactory to the Lender) in favor of the Lender within 30 days of the issuance of such shares to such Affiliate."

     (b) Section 5.03(o) is amended by adding to the end thereof the following new proviso:

     "; PROVIDED that the Borrower shall furnish to the Lender no later than five Business Days after the execution thereof, a copy of any amendment or modification to the charter or bylaws if such amendment or modification is necessary solely for the issuance by the Borrower of its capital stock to its Affiliates pursuant to the proviso to Section 5.02(f)."

     SECTION 2. CONDITIONS OF EFFECTIVENESS. (a) This Amendment shall become effective as of the date first above written when, and only when, the Lender shall have received (i) counterparts of this Amendment executed by the Borrower, Accuride and the Lender and (ii) counterparts of the Consent of Participants attached hereto executed by those Participants that shall hold, together with the interest of the Lender, a majority in interest in the aggregate principal amount of the Advances then outstanding.

     SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower represents and warrants as follows:

          (a) the representations and warranties contained in each Loan Document (as defined in the Credit Agreement as amended hereby) are correct in all material respects on and as of the date hereof as though made on and as of such date other than any such representations or warranties that, by their terms, refer to a specific date other than the date hereof, in which case as of such specific date; and

          (b) no event has occurred and is continuing that constitutes a Default (as defined in the Credit Agreement as amended hereby).

     SECTION 4. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

          (b) The Credit Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

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

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under any of the Loan Documents, nor constitute a waiver of, or a consent from, any of the terms and conditions of any of the Loan Documents.

     SECTION 5. ACCURIDE CONSENT. Accuride as Guarantor under the Parent Guaranty and as Pledgor under the Pledge Agreement hereby consents to this Amendment and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the Parent Guaranty and the Pledge Agreement are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects.

     SECTION 6. COSTS AND EXPENSES. The Borrower agrees to pay on demand all costs and expenses of the Lender in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other documents to be delivered in connection herewith (including, without limitation, the reasonable fees and expenses of counsel for the Lender) in accordance with the terms of Section 7.04 of the Credit Agreement.

     SECTION 7. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     SECTION 8. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                        ACCURIDE DE MEXICO, S.A. DE C.V.


                                        By /s/ DAVID K. ARMSTRONG
                                           --------------------------------
                                           Name: David K. Armstrong
                                           Title: Authorized Agent


                                        ACCURIDE CORPORATION


                                        By /s/ WILLIAM P. GREUBEL
                                           --------------------------------
                                           Name: William P. Greubel
                                           Title: President and CEO


                                        CITIBANK MEXICO, S.A., GRUPO
                                        FINANCIERO CITIBANK


                                        By /s/ PEDRO CEDILLO
                                           --------------------------------
                                           Name: Pedro Cedillo
                                           Title: Vice President

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

                                   CONSENT OF
                                  PARTICIPANTS

                          Dated as of December 14, 2000


     Reference is made to the Amendment No. 4 to the Credit Agreement dated as of December 14, 2000 (the "AMENDMENT"; the terms defined in the Amendment or the Credit Agreement (as defined in the Amendment) being used herein as therein defined) among Accuride de Mexico, S.A. de C.V., a corporation organized and existing under the laws of the United Mexican States, Accuride Corporation, a Delaware corporation, and Citibank Mexico, S.A., Grupo Financiero Citibank (the "LENDER").

     Each Participant named below as a party to a Participation Agreement with the Lender, hereby consents to the Amendment and hereby confirms and agrees that, notwithstanding the effectiveness of the Amendment, the Participation Agreement to which such Participant is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effective date of the Amendment, each reference in such Participation Agreement to the Credit Agreement, "thereunder," "thereof", "therein" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by the Amendment.

     This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same Consent. Delivery of an executed counterpart of a signature page to this Consent by telecopier shall be effective as delivery of a manually executed counterpart of this Consent.

     This Consent shall be governed by, and construed in accordance with, the law of the State of New York.

                                        THE BANK OF NOVA SCOTIA


                                        By
                                           --------------------------------
                                           Name:
                                           Title:


                                        COMERICA BANK


                                        By
                                           --------------------------------
                                           Name:
                                           Title:


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